                                                                    Exhibit 99.1

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
            Pro Forma Combined Balance Sheet as of December 31, 1999
                                 (In thousands)

                                                                             Sale of       Impark       Park Plaza    Pro Forma
                                                            Historical     Crossroads      Spinoff      Financing     (Unaudited)
                                                           ------------   ------------   ------------   ----------   --------------
ASSETS
Investment in real estate
  Land                                                     $    53,028    $    (5,490)   $              $            $      47,538
  Building and improvements                                    271,223        (30,118)                                     241,105
                                                           ------------   ------------   ------------   ----------   --------------
                                                               324,251        (35,608)                                     288,643
Less - Accumulated depreciation                                (75,161)        14,257                                      (60,904)
                                                           ------------   ------------   ------------   ----------   --------------

    Total investment in real estate                            249,090        (21,351)                                     227,739

Investment in joint venture                                      1,786                                                       1,786

  Mortgage loans and notes receivable                            5,426                                                       5,426

Other assets
  Cash and cash equivalents - unrestricted                      45,005          1,946        (39,000)      41,400           49,351
                            - restricted                        12,836           (873)                                      11,963
  Accounts receivable and prepayments, net of allowances        10,386         (1,436)                                       8,950
  Investments                                                  104,013                                                     104,013
  Inventory                                                      3,395                                                       3,395
  Deferred charges and other, net                                1,244                                                       1,244
  Unamortized debt issue costs, net                              4,479         (2,574)                                       1,905
  Other                                                            385                                        600              985
  Net assets of discontinued operations                         23,407                       (23,407)                            -
                                                           ------------   ------------   ------------   ----------   --------------
    Total assets                                           $   461,452    $   (24,288)   $   (62,407)   $  42,000    $     416,757
                                                           ============   ============   ============   ==========   ==============

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
  Mortgage loans                                           $   195,051    $   (76,436)   $              $  42,000    $     160,615
  Notes payable                                                 49,128                                                      49,128
  Senior notes                                                  12,538                                                      12,538
  Accounts payable and accrued liabilities                      22,936         (2,655)                                      20,281
  Deferred obligations                                          10,579                                                      10,579
  Deferred items                                                 1,510           (996)                                         514
                                                           ------------   ------------   ------------   ----------   --------------
    Total liabilities                                          291,742        (80,087)             -       42,000          253,655
                                                           ------------   ------------   ------------   ----------   --------------

Shareholder's equity
  Preferred shares of beneficial interest                       31,737                                                      31,737
  Shares of beneficial interest                                 42,472                                                      42,472
  Additional paid in capital                                   218,831                                                     218,831
  Undistributed loss from operations                          (123,322)        55,799        (62,407)                     (129,930)
  Deferred compensation                                             (8)                                                         (8)
                                                           ------------   ------------   ------------   ----------   --------------
    Total shareholder's equity                                 169,710         55,799        (62,407)           -          163,102
                                                           ------------   ------------   ------------   ----------   --------------
    Total liabilities and shareholder's equity             $   461,452    $   (24,288)   $   (62,407)   $  42,000    $     416,757
                                                           ============   ============   ============   ==========   ==============

              See Notes to Pro Forma Combined Financial Statements.